Individuals with Highest Emoluments - Emoluments Payable to the Five Individuals with Highest Emoluments (Detail) - Five individuals with the highest emoluments [member] - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure of transactions between related parties [line items]
Salaries, allowances and benefits in kind	¥ 6,592	¥ 6,579	¥ 5,259
Performance related bonuses	4,314	4,208	4,014
Retirement scheme contributions	187	156	158
Total	¥ 11,093	¥ 10,943	¥ 9,431